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                                                                   EXHIBIT 10.2

                             DXP ENTERPRISES, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


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                             DXP ENTERPRISES, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                               SECTION
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
                              ARTICLE I
                             DEFINITIONS

Board.......................................................     1.1
Change of Control Value.....................................     1.2
Company.....................................................     1.3
Corporate Change............................................     1.4
Disability..................................................     1.5
Fair Market Value...........................................     1.6
Non-Employee Director.......................................     1.7
Option......................................................     1.8
Option Agreement............................................     1.9
Optionee....................................................    1.10
Plan........................................................    1.11
Retire or Retirement........................................    1.12
Stock.......................................................    1.13

                              ARTICLE II
                GENERAL PROVISIONS RELATING TO OPTIONS

Dedicated Shares............................................     2.1
Non-Transferability.........................................     2.2
Requirements of Law.........................................     2.3
Recapitalization or Reorganization of the Company...........     2.4
Options Conditioned Upon Shareholder Approval...............     2.5

                             ARTICLE III
                               OPTIONS

Automatic Annual Grants.....................................     3.1
Amount Exercisable -- Automatic Annual Grants...............     3.2
Grants for Persons Who are Directors on September 1, 1998...     3.3
Grants for New Directors....................................     3.4
Amount Exercisable -- Grants for New Directors..............     3.5
Option Price................................................     3.6
Duration of Options.........................................     3.7
Death of an Optionee........................................     3.8
Exercise of Options.........................................     3.9
Form of Options.............................................    3.10
Written Agreement...........................................    3.11
No Rights as Shareholder....................................    3.12

                              ARTICLE IV
                   AMENDMENT OR TERMINATION OF PLAN

                              ARTICLE V
                            MISCELLANEOUS

No Retention Obligation.....................................     5.1
Taxes.......................................................     5.2
Gender......................................................     5.3
Headings....................................................     5.4
Other Compensation..........................................     5.5
Other Options...............................................     5.6
Arbitration of Disputes.....................................     5.7
Governing Law...............................................     5.8


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                             DXP ENTERPRISES, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     This DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan (the "Plan") is adopted for the benefit of the directors of DXP Enterprises, Inc., a Texas corporation (the "Company"), who, at the time of their service, are not employees of the Company or any of its subsidiaries. The Plan is intended to advance the interest of the Company by providing such directors with an additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     1.1  "Board" means the board of directors of the Company.

     1.2  "Change of Control Value" means the amount determined in clause (i),
(ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in the merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if a Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of such Options. If the consideration offered to shareholders of the Company in any transaction described above consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     1.3  "Company" means DXP Enterprises, Inc., a Texas corporation.

     1.4 "Committee" means a committee appointed by the Board to administer the Plan, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as non-employee directors as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended.

     1.5 "Corporate Change" means that any of the following shall have occurred: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control of more than 50 percent of the shares of the Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     1.6 "Disability" means a mental or physical disability of the Optionee which, in the opinion of a physician selected by the Committee, (i) shall prevent the Optionee from adequately performing his services as a director of the Company and (ii) can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months.

     1.7 "Fair Market Value" of the Stock as of any date means the closing sale price of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the Nasdaq National Market or the principal securities exchange on which the Stock is listed.


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     1.8  "Non-Employee Director" means a director of the Company who, while a director, is not an employee of the Company, or a corporation, of which a majority of voting securities is owned, directly or indirectly, by the Company.

     1.9 "Option" means an option granted under this Plan to purchase shares of Stock.

     1.10 "Option Agreement" means the written agreement which sets out the terms of an Option.

     1.11  "Optionee" means a person who is granted an Option under this Plan.

     1.12 "Plan" means the DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan, as set out in this document and as it may be amended from time to time.

     1.13 "Retire" or "Retirement" means the cessation of an Optionee's services as a director on the Board after completing either six full terms or six years of service as a director on the Board.

     1.14  "Stock" means the common stock of the Company, $.01 par value.

                                   ARTICLE II

                     GENERAL PROVISIONS RELATING TO OPTIONS

     2.1 Dedicated Shares. The total number of shares of Stock with respect to which Options may be granted under the Plan shall be 200,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 2.1 shall be subject to adjustment in accordance with the provisions of Section 2.4.

     If any outstanding Option expires or terminates for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

     2.2 Non-Transferability. Except as expressly provided otherwise in an Optionee's Option Agreement, Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him.

     2.3 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option and the issuance of shares thereunder, to comply with any law or regulation of any governmental authority.

     2.4  Recapitalization or Reorganization of the Company.

     (a) No Limitations on Company's Rights to Effect Changes. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


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     (b) Increase or Reduction of Outstanding Shares. If a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Stock, or any other increase or decrease in the number of shares of the Stock outstanding, is effected without receipt of consideration by the Company, then (i) the number, class, and per share price of shares of Stock subject to outstanding Options under the Plan shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment and (ii) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration by the Company". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

     (c) Sale or Merger of the Company Where the Company is Not the Survivor; Dissolution or Liquidation of the Company. In the event of a Corporate Change, no later than (i) ten days after the approval by the shareholders of the Company of the Corporate Change or (ii) thirty days after the occurrence of a Corporate Change for which no approval by the shareholders of the Company is required, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (i) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after the Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Options over the exercise price(s) under such Options for such shares, (iii) make any adjustments to Options then outstanding as the Committee deems appropriate, or (iv) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     (d) Merger of the Company Where the Company is the Survivor. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Optionee shall be entitled to have his Option appropriately adjusted based on the manner in which the Stock was adjusted under the terms of the agreement of merger or consolidation.

     2.5 Options Conditioned Upon Shareholder Approval. No Option granted under the Plan will be exercisable before the shareholders of the Company approve the Plan.


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                                  ARTICLE III

                                    OPTIONS

     3.1 Automatic Annual Grants. Subject to the availability under the Plan of a sufficient number of shares of Stock that may be issued upon the exercise of outstanding Options, each Non-Employee Director who is a director of the Company on any July 1 while this Plan is in effect shall be granted on each such July 1 an Option to purchase 1,000 shares of Stock.

     3.2 Amount Exercisable -- Automatic Annual Grants. Subject to Section 2.5, each Option granted pursuant to Section 3.1 is exercisable in full immediately upon the date of grant.

     3.3 Grants For Persons Who are Directors on September 1, 1998. There shall be granted under the Plan to each Non-Employee Director who is serving as a director of the Company on September 1, 1998, an Option to purchase 1,000 shares of Stock. Nothing in this Section 3.3 shall affect the eligibility of an Optionee to receive an Option pursuant to Section 3.1.

     3.4 Grants for New Directors. Subject to the availability under the Plan of a sufficient number of shares of Stock that may be issued upon the exercise of outstanding options, each person who shall become a Non-Employee Director after June 8, 1999 shall be granted, on the date of his election, whether by the shareholders of the Company or the Board in accordance with applicable law, an Option under the Plan to purchase 5,000 shares of Stock. Notwithstanding the foregoing, no Non-Employee Director who has received an Option pursuant to
Section 3.3 shall be eligible to receive an Option pursuant to this Section 3.4. Upon the receipt of an Option under the Plan pursuant to this Section 3.4, the Optionee shall not be eligible to receive another Option for new Non-Employee Directors pursuant to this Section 3.4. Nothing in this Section 3.4 shall affect the eligibility of an Optionee to receive an Option pursuant to Section 3.1.

     3.5 Amount Exercisable -- Grants for New Directors. Each Option Agreement for an Option granted pursuant to Section 3.3 or Section 3.4 shall contain the following terms of exercise:

          (a) No Option granted under Section 3.3 or Section 3.4 of the Plan may be exercised until the Optionee has served as a director of the Company for one year following the date of grant;

          (b) beginning on the day after the first anniversary of the date of grant, the Option may be exercised up to 1/3 of the shares subject to the Option;

          (c) after the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full; and

          (d) to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of the grant.

     3.6 Option Price. The price at which Stock may be purchased under an Option shall be equal to 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted.

     3.7  Duration of Options.

          Each Option awarded, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following dates:

             (i) on the last day within the three-year period commencing on the date on which the Optionee ceases to be a director of the Company, for any reason other than death, Retirement or Disability; or

             (ii) ten years after the date of grant of such Option.

     If the Optionee ceases to be a director of the Company for any reason other than his death, Disability or Retirement, his Option shall not continue to vest after such cessation of service as a director. If the Optionee ceases to be a director of the Company due to his death, Disability or Retirement, his Option shall continue to vest after such cessation of service as a director until the Option expires ten years after the grant of the Option.


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     3.8  Death of an Optionee. Upon the death of an Optionee prior to the expiration of his Option, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the expiration date of the Option to exercise the Option with respect to the number of shares that the Optionee would have been entitled to exercise if he were still alive.

     3.9 Exercise of Options. An Optionee may exercise his Option by delivering to the Company a written notice stating (i) that he wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which such Option is to be exercised and (iii) the address to which the certificate representing such shares of Stock should be mailed. In order to be effective, such written notice shall be accompanied by payment of the option price of such shares of Stock. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the option price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred Stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any shareholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of Stock for such purpose, then such Optionee may deliver to the Company, in payment of the option price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Optionee that represent a number of shares of Stock legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company of such written notice that is not greater than the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by Stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the option price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Treasurer of the Company, in his sole discretion, may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company with such written notice shall be returned to such Optionee, together with notice by the Company to such Optionee of the refusal of the Treasurer of the Company to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Optionee of such written notice from the Company, such Optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the Optionee and (ii) payment, in the form required by the foregoing provisions of this Section 3.9, of the option price of the shares of Stock with respect to which such Option is to be exercised, a certificate representing the number of shares of Stock with respect to which such Option has been so exercised, such certificate to be registered in the name of such Optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such Optionee at the address specified for such purpose in such written notice from the Optionee to the Company.

     3.10 Form of Options. All Options granted under this Plan will be nonqualified stock options that are not intended to qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended.


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     3.11  Written Agreement. Each Option shall be embodied in a written Option
Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Optionee and by an officer of the Company.

     3.12 No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                   ARTICLE IV

                        AMENDMENT OR TERMINATION OF PLAN

     The Board may amend or terminate this Plan at any time, in its sole and absolute discretion; provided, however, that no amendment shall decrease the exercise price for Options below the Fair Market Value of the Stock at the time it is granted.

                                   ARTICLE V

                                 MISCELLANEOUS

     5.1 No Retention Obligation. The granting of any Option shall not impose upon the Company any obligation to continue to retain the Optionee's services as a director of the Company.

     5.2 Taxes. The Company shall not be obligated to advise an Optionee of the existence of any tax that may apply with respect to the grant or exercise of an Option.

     5.3 Gender. If the context requires, words of one gender when used in this Plan shall include the other and words used in the singular or plural shall include the other.

     5.4 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

     5.5 Other Compensation. The adoption of this Plan shall not affect any other compensation in effect for the Non-Employee Directors, nor shall this Plan preclude the Company from establishing any other forms of compensation for Non-Employee Directors.

     5.6 Other Options. The grant of an Option shall not confer upon an Optionee the right to receive any future or other Options under this Plan.

     5.7 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

     5.8 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.


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